                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10 7/8% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                 NEW 10 7/8% SENIOR SUBORDINATED NOTES DUE 2009

                                       OF

                        RUSSELL - STANLEY HOLDINGS, INC.

         Registered holders of outstanding 10 7/8% Senior Subordinated Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 10 7/8% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer prior to the Expiration Date or who cannot comply with the applicable procedures under the Depository Trust Company's Automated Tender Offer Program prior to the Expiration Date, as applicable, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

      BY HAND DELIVERY:                                BY MAIL:
     The Bank of New York                (INSURED OR REGISTERED RECOMMENDED)
      101 Barclay Street                         The Bank of New York
   New York, New York 10286                       101 Barclay Street
  Attn: Reorganization Unit                    New York, New York 10286
                                              Attn: Reorganization Unit

    BY OVERNIGHT COURIER:                        BY FACSIMILE:
    The Bank of New York                         (212) 815-6339
     101 Barclay Street                    Attn: Reorganization Unit
   New York, New York 10286
  Attn: Reorganization Unit                  CONFIRM BY TELEPHONE:
                                                   (212) 815-

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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                                                                               2

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated , 1999 of Russell-Stanley Holdings, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED





NAME OF TENDERING          NAME AND ADDRESS OF                        CERTIFICATE NUMBER(S)          PRINCIPAL AMOUNT OF
HOLDER                     REGISTERED HOLDER AS IT                    OF OUTSTANDING NOTES           OUTSTANDING NOTES
                           APPEARS ON THE                             TENDERED (OR ACCOUNT           TENDERED
                           OUTSTANDING NOTES (PLEASE PRINT)           NUMBER AT BOOK-
                                                                      ENTRY FACILITY)

_________________          ________________________________           _____________________          ___________________
_________________          ________________________________           _____________________          ___________________
_________________          ________________________________           _____________________          ___________________
_________________          ________________________________           _____________________          ___________________





                                                     SIGN HERE

NAME OF REGISTERED OR ACTING HOLDER: __________________________________________


SIGNATURE(S): _________________________________________________________________


NAME(S) (PLEASE PRINT): _______________________________________________________


ADDRESS: ______________________________________________________________________

_______________________________________________________________________________


TELEPHONE NUMBER: _____________________________________________________________


DATE: _________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE
                           THE FOLLOWING INFORMATION:

         DTC ACCOUNT NUMBER: _________________________________________________

         DATE: _______________________________________________________________


                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm: _______________________         ____________________________
                                              (Authorized Signature)

Address: ___________________                  Title: _____________________

____________________________                  Name: ______________________
                  (Zip Code)                        (Please type or print)

Area Code and Telephone No.:                  Date: ______________________

____________________________


         NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.